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                                                                    EXHIBIT 10.2

                                December 31, 2002



Mr. Alan B. Miller
President
UHS of Delaware, Inc.
367 South Gulph Road
King of Prussia, PA 19406

Dear Alan:

         The Board of Trustees of Universal Health Realty Income Trust, at their December 2, 2002 meeting, authorized the renewal of the current Advisory Agreement between the Trust and UHS of Delaware, Inc. ("Agreement") upon the same terms and conditions.

         This letter constitutes the Trust's offer to renew the Agreement, until December 31, 2003, upon the same terms and conditions. Please acknowledge UHS of Delaware's acceptance of this offer by signing in the space provided below and returning one copy of this letter to me.

                                                 Sincerely,

                                                 /s/ Kirk E. Gorman

                                                 Kirk E. Gorman
                                                 President and Secretary

cc:   Warren J. Nimetz, Esq.
      Charles Boyle

Agreed to and Accepted:

UHS OF DELAWARE, INC.


By:   /s/ Alan B. Miller
    --------------------------------------------
      Alan B. Miller, President